EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Superconductive Components, Inc. (the "Company"), hereby appoints Daniel Rooney as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 300,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's Fourth Amended and Restated 1995 Stock Option Plan, as amended (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorney and with full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 31st day of July 2002.


      /s/ Daniel Rooney                       President, Chief Executive
-----------------------------------------     Officer and Director
          Daniel Rooney                       (Principal Executive Officer)


      /s/ Gerald S. Blaskie                   Chief Financial Officer (Principal
-----------------------------------------     Financial Officer and Principal
          Gerald S. Blaskie                   Accounting Officer)


      /s/  Edward R. Funk                     Chairman of the Board of Directors
----------------------------------------
           Edward R. Funk


      /s/  Robert J. Baker, Jr.               Director
----------------------------------------
           Robert J. Baker, Jr.


      /s/ Edward W. Ungar                     Director
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          Edward W. Ungar